GOLDMAN SACHS TRUST II

Goldman Sachs GQG Partners International Opportunities Fund

(the “Fund”)

Supplement dated July 16, 2020 to the Prospectuses and

Statement of Additional Information (“SAI”)

each dated February 28, 2020, as supplemented to date

Effective immediately, the Fund will publish information regarding its portfolio holdings on a quarterly basis (rather than a monthly basis) subject to a sixty day lag between the date of the information and the date on which the information is disclosed.

Accordingly, effective immediately, the Fund’s Prospectuses and SAI are revised as follows:

The following replaces the second paragraph under “Investment Management Approach—Other Investment Practices and Securities” in the Prospectuses:

The Fund publishes on its website (http://www.gsamfunds.com) complete portfolio holdings as of the end of each calendar quarter subject to a sixty day lag between the date of the information and the date on which the information is disclosed. The Fund may disclose portfolio holdings information more frequently if it has a legitimate business purpose for doing so. In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”).

The following replaces the fourth paragraph under “Other Information—Selective Disclosure of Portfolio Holdings” in the SAI:

The Fund may publish on its website complete portfolio holdings information as of the end of each calendar quarter subject to a sixty day lag between the date of the information and the date on which the information is disclosed, or more frequently if it has a legitimate business purpose for doing so. In addition, the Fund publishes on its website month-end top ten holdings subject to a fifteen calendar day lag between the date of the information and the date on which the information is disclosed. Certain portfolio statistics and other information (other than portfolio holdings information) may be available on a daily basis by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Class R6 and Class P Shareholders).

This supplement should be retained with your Prospectuses and SAI for future reference.

GQGPIOPHRPTSTK 07-20